UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2020

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events

On December 11, 2020, TreeHouse Foods, Inc., a Delaware corporation (the “Company”), announced that its wholly-owned subsidiary, American Italian Pasta Company, a Delaware corporation (the “Buyer”), completed the $242.5 million acquisition (the “Acquisition”) of a majority of the assets related to Riviana Foods Inc.’s, a Delaware corporation (the “Seller”), U.S. branded pasta and noodle business (the “Business”). The Buyer completed the Acquisition pursuant to the Asset Purchase and Sale Agreement (the “Agreement”), dated November 5, 2020, among the Company, the Buyer, Ebro Foods, S.A., a company organized under the laws of Spain (“Ebro”), and the Seller, a wholly-owned subsidiary of Ebro. Under the Agreement, the Buyer purchased (a) the Seller’s manufacturing plant and related equipment located in St. Louis, Missouri, (b) the inventory associated with the Business, and (c) the brands and certain other intellectual property and other assets that are related to the Business. The Company financed the Acquisition using available cash resources.

On December 11, 2020, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K under Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01.    Financial Statements and Exhibits
(d)Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release, dated December 11, 2020, announcing closing of acquisition of assets of Riviana Foods Inc.’s U.S. branded pasta and noodle business.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	December 11, 2020	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant